INVESCO TAX-FREE INTERMEDIATE FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        1

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $36,429
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class A2              $ 3,078
        Class Y               $ 4,821
        Institutional Class   $   181
73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.3048
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class A2               0.3332
        Class Y                0.3328
        Institutional Class    0.3337
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                92,980
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class A2                8,721
        Class Y                11,867
        Institutional Class       666
74V.  1 Net asset value per share (to nearest cent)
        Class A               $ 11.12
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class A2              $ 11.12
        Class Y               $ 11.11
        Institutional Class   $ 11.11

INVESCO TAX-EXEMPT CASH FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        3

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $    16
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class Y               $     6
        Investor Class        $     6
73A.    Payments per share outstanding during the entire current period:
        (form nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.0005
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class Y                0.0005
        Investor Class         0.0005
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                36,456
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class Y                12,468
        Investor Class          9,773
74V.  1 Net asset value per share (to nearest cent)
        Class A               $  1.00
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class Y               $  1.00
        Investor Class        $  1.00

INVESCO HIGH INCOME MUNICIPAL FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        4

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $21,644
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B               $   952
        Class C               $ 7,578
        Class Y               $ 4,599
        Institutional Class   $ 3,458
73A.    Payments per share outstanding during the entire current period: (form
        nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.4425
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                0.3857
        Class C                0.3855
        Class Y                0.4620
        Institutional Class    0.4620
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                41,687
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                 2,194
        Class C                17,323
        Class Y                12,222
        Institutional Class     8,486
74V.  1 Net asset value per share (to nearest cent)
        Class A               $  7.29
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B               $  7.30
        Class C               $  7.29
        Class Y               $  7.30
        Institutional Class   $  7.29

INVESCO VAN KAMPEN HIGH YIELD MUNICIPAL FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        5

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $ 55,110
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B               $  3,715
        Class C               $ 11,744
        Class Y               $  8,221
73A.    Payments per share outstanding during the entire current period: (form
        nnn.nnnn)
      1 Dividends from net investment income
        Class A                 0.1383
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                 0.1212
        Class C                 0.1209
        Class Y                 0.1443
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                384,150
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                 28,300
        Class C                 92,044
        Class Y                 58,427
74V.  1 Net asset value per share (to nearest cent)
        Class A               $   8.85
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B               $   8.85
        Class C               $   8.83
        Class Y               $   8.87

INVESCO VAN KAMPEN INTERMEDIATE MUNICIPAL INCOME FUND              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        10

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $ 3,980
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B               $   197
        Class C               $   783
        Class Y               $   218
73A.    Payments per share outstanding during the entire current period: (form
        nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.1770
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                0.1454
        Class C                0.1430
        Class Y                0.1882
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                21,021
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                1,219
        Class C                5,218
        Class Y                1,334
74V.  1 Net asset value per share (to nearest cent)
        Class A               $ 10.57
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B               $ 10.74
        Class C               $ 10.56
        Class Y               $ 10.56

INVESCO VAN KAMPEN MUNICIPAL INCOME FUND                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        11

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $11,944
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B               $   373
        Class C               $   813
        Class Y               $   148
73A.    Payments per share outstanding during the entire current period: (form
        nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.2727
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                0.2314
        Class C                0.2309
        Class Y                0.2862
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                41,362
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                 1,431
        Class C                 3,165
        Class Y                    98
74V.  1 Net asset value per share (to nearest cent)
        Class A               $ 12.54
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B               $ 12.52
        Class C               $ 12.50
        Class Y               $ 12.53

INVESCO VAN KAMPEN NEW YORK TAX FREE INCOME FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 2/28/2011
FILE NUMBER :      811-7890
SERIES NO.:        12

72DD. 1 Total income dividends for which record date passed during the period.
        (000's Omitted)
        Class A               $ 1,378
      2 Dividends for a second class of open-end company shares (000's Omitted)
        Class B               $   136
        Class C               $   292
        Class Y               $    --
73A.    Payments per share outstanding during the entire current period: (form
        nnn.nnnn)
      1 Dividends from net investment income
        Class A                0.2956
      2 Dividends for a second class of open-end company shares (form nnn.nnnn)
        Class B                0.2512
        Class C                0.2476
        Class Y                0.3116
74U.  1 Number of shares outstanding (000's Omitted)
        Class A                 4,559
      2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
        Class B                   488
        Class C                 1,140
        Class Y                     1
74V.  1 Net asset value per share (to nearest cent)
        Class A               $ 14.66
      2 Net asset value per share of a second class of open-end company shares
        (to nearest cent)
        Class B               $ 14.62
        Class C               $ 14.64
        Class Y               $ 14.64